UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE

     FOR AND IN CONSIDERATION of the sum of Ten and no/100 Dollars and other good and valuable considerations, paid or delivered to SUBURBAN
 .LODGES OF AMERICA, INC. (hereinafter referred to, collectively, if more than one, as "Guarantor"), the receipt and sufficiency whereof are hereby acknowledged by Guarantor, and for the purpose of seeking to induce EMPIRE FINANCIAL SERVICES, INC. (hereinafter referred to as "Lender") to extend credit to SUBURBAN HOLDINGS, L.P. (hereinafter referred to as "Borrower"), which extension of credit will be to the direct interest and advantage of Guarantor, Guarantor, jointly and severally, if more than one, does hereby unconditionally guarantee to Lender and its successors-in-title and assigns (a) the full and prompt payment when due, whether by acceleration or otherwise, with such interest as may accrue thereon, either before or after maturity thereof, of that certain promissory note dated March 31, 1999 made by Borrower to the order of Lender in the original principal amount of FOUR MILLION AND NO/100 ($4,000,000.00) DOLLARS with a current principal balance of $4,000,000.00 (hereinafter referred to as the "Note) together with any renewals, modifications, consolidations and extensions thereof, (b) the full and prompt payment and performance of any and all obligations of Borrower or any other party to Lender under the terms of any and all deeds to secure debt, mortgages, deeds of trust and security agreements now or hereafter securing the indebtedness evidenced by the Note (hereinafter referred to, collectively, if more than one, as the
"Security   Instrument"),   and  (c)  the  full  and  prompt  payment  and
performance of any and all other obligations of Borrower to Lender under any other documents or instruments now or hereafter evidencing, securing, or otherwise relating to the indebtedness evidenced by the Note (the Security Instrument, the Loan Agreement, and said other documents and instruments being hereinafter referred to collectively as the "Loan Documents"). Guarantor does hereby agree that if the Note is not paid by Borrower in accordance with its terms, or if any and all sums which are now or may hereafter become due from Borrower to Lender under the Loan Documents are not paid by Borrower in accordance with their terms, Guarantor will immediately make such payments. Guarantor further agrees to pay Lender all expenses (including reasonable attorneys' fees) paid or incurred by Lender in endeavoring to collect the indebtedness, to enforce the obligations of Borrower guaranteed hereby, or any portion thereof, or to enforce this Guaranty.

     Guarantor hereby consents and agrees that Lender may at any time, and from time to time, without notice to or further consent from Guarantor, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf or for its account, securing any indebtedness or liability hereby guaranteed, substitute for any collateral so held by it, other collateral of like kind, or of any kind; agree to modify the terms of the Note or the Loan Documents; extend or renew the Note for any period; grant releases, compromises and indulgences with respect to the Note, or the Loan Documents and to any person or entities now or hereafter liable thereunder or hereunder; release any Guarantor or any other guarantor or endorser of the Note, the Security Instrument, the Loan Agreement, or any other of the Loan Documents; or take or fail to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Loan Documents, or any of them, or any security for the payment of the indebtedness of Borrower to Lender or for the performance of any obligations or undertakings of

Borrower, nor any course of dealing with Borrower or any other person, shall release Guarantor's obligations hereunder, affect this Guaranty in any way or afford Guarantor any recourse against Lender. The provisions of this Guaranty shall extend and be applicable to all renewals, amendments, extensions, consolidations and modifications of the Loan Documents, and any and all references herein to Loan Documents shall be deemed to include any such renewals, extensions, amendments, consolidations or modifications thereof.

     Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Guarantor to all indebtedness of Borrower to Lender; provided, however, that Guarantor may demand or accept payments of principal and interest from Borrower as long as no event or default has occurred under any or the Loan Documents. Following any event of default under any of the Loan Documents, Guarantor agrees with Lender that Guarantor shall not: (a) demand or accept any payment of principal or interest from Borrower; (b) claim any offset or other reduction of Guarantor's obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the security described in and encumbered by the Security Instrument; provided, however, that, if Lender so requests, such indebtedness shall be collected, enforced and received by Guarantor as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

     Guarantor hereby waives and agrees not to assert or take advantage of
(a) the defense of the statute of limitations in any action hereunder or for the collection of the indebtedness or the performance of any obligations hereby guaranteed; (b) any defense that may arise by reason of the incapacity, lack of authority, death or disability of Guarantor or any other person or entity, or the failure of Lender to file or enforce a claim against the estate (either in administration, bankruptcy, or any other proceedings) of Borrower or any other person or entity; (c) any defense based on the failure of Lender to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of any other person whomsoever, in connection with any obligation hereby guaranteed; (d) any defense based upon an election of remedies by Lender which destroys or otherwise impairs any subrogation rights of Guarantor or the right of Guarantor to proceed against Borrower for reimbursement; or both; (e) any defense based upon a failure of Lender to commence an action against Borrower; (f) any duty on the part of Lender to disclose to Guarantor any facts it may now or hereafter know regarding Borrower; (g) acceptance of notice of acceptance of this Guaranty by Lender; (h) notice of presentment and demand for payment of any of the indebtedness or performance of any of the obligations hereby guaranteed; (i) protest and notice of dishonor or of default to Guarantor or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed; (j) any and all other notices whatsoever to which Guarantor might otherwise be entitled; (k) any defense based on lack of due diligence by Lender in collection, protection or realization upon any collateral securing the indebtedness evidenced by. the Note; and (l) any other legal or equitable defenses whatsoever to which Guarantor might otherwise be entitled.

     This is a guaranty of payment and performance and not of collection. The liability of Guarantor under this Guaranty shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other person, nor against securities or liens available to Lender, its successor, successors-in-title, endorsees or assigns. Guarantor waives any right. to. require that an action be brought against Borrower or any other person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person. In the event of a default under the Loan Documents, or any of them, Lender shall have the right to enforce its rights,. powers and remedies thereunder or hereunder or. under any other instrument now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note or secured by the Security Instrument or relating to the transactions contemplated by the Loan Agreement, in any order, and all rights, powers and remedies available to Lender in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder by law or in equity. Accordingly, Guarantor hereby authorizes and empowers Lender upon acceleration of the maturity of the Note, at its sole discretion, and without notice to Guarantor, to exercise any right or remedy which Lender may have, including, but not limited to, judicial foreclosure, exercise of rights of power of sale, acceptance of a deed or assignment in lieu of foreclosure, appointment of a receiver to collect rents and profits, exercise of remedies against personal property, or enforcement of any assignment of leases, as to any security, whether real, personal or intangible. If the indebtedness guaranteed hereby is partially paid by reason of the election of Lender, its successors, endorsees or assigns, to pursue any of the remedies available to Lender, or if such indebtedness is otherwise partially paid, this Guaranty shall nevertheless remain in full force and effect, and Guarantor shall remain liable for the entire unpaid balance of the indebtedness guaranteed hereby, even though any rights which Guarantor may have against Borrower may be destroyed or diminished by the exercise of any such remedy. Until all of the obligations of Borrower to Lender have been paid and performed in full, Guarantor shall have no right of subrogation to Lender against Borrower, and Guarantor hereby waives any rights to enforce any remedy which Lender may have against Borrower and any rights to participate in any security for the Note.

     In the event that the Lender selects non-judicial foreclosure as a remedy for Borrower's default, the Guarantor's rights to subrogation can be destroyed and Guarantor may, as a result thereof, be entitled to a defense against a deficiency action. Guarantor, nevertheless, knowingly and voluntarily waives any such defense and acknowledges liability for any deficiency.

     Guarantor hereby authorizes Lender, without notice to Guarantor, to apply all payments and credits received from Borrower or from Guarantor or realized from any security in such manner and in such priority as Lender in its sole judgment shall see fit to the indebtedness, obligations and undertakings which are the subject of this Guaranty.

     The books and records of Lender showing the accounts between Lender and Borrower shall be admissible in evidence in any action or proceeding hereon as prima facie proof of the items set forth therein.

     Guarantor acknowledges that this Guaranty was negotiated, executed, and delivered in the State of Georgia,, and shall be governed and construed in accordance with the law of the State of Georgia, regardless of the situs of any other Loan Documents.

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

Guarantor hereby (a) submits to personal jurisdiction in the State of Georgia for the enforcement of this Guaranty, and (b) waives any and all personal rights under the law of any state to object to jurisdiction within the State of Georgia for the purposes of litigation to enforce this Guaranty. Nothing contained herein, however, shall prevent Lender from bringing any action or exercising any rights against any security or against Guarantor personally, or against any property of Guarantor, within any other state. Initiating such proceeding or taking such action in any other state shall in no event constitute a waiver of the agreement contained herein that the law of the State of Georgia shall govern the rights and obligations of Guarantor and Lender hereunder or of the submission herein made by Guarantor to personal jurisdiction within the State of Georgia. The aforesaid means of obtaining personal jurisdiction and perfecting service of process are not intended to be exclusive but are cumulative and in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by the law of the State of Georgia.

     Each Guarantor warrants and represents to Lender that all financial statements heretofore delivered by him to Lender are true and correct in all respects as of the date hereof.

Each Guarantor waives any and all homestead and exemption rights available by virtue of the Constitution or the laws of the United States of America or of any state as against this Guaranty, and renewal hereof, or any indebtedness represented hereby, and does transfer, convey and assign to Lender a sufficient amount of such homestead or exemption as may be allowed, including such homestead or exemption as may be set apart in bankruptcy, to pay all amounts due hereunder in full, with all costs of collection, and does hereby direct any trustee in bankruptcy having possession of such homestead or exemption to deliver to Lender a sufficient amount of property or money set apart as exempt to pay the indebtedness guaranteed hereby, or any renewal thereof, and does hereby, jointly and severally, appoint Lender the attorney-in-fact for each of them, to claim any and all homestead exemptions allowed by law.

     This Guaranty may not be changed orally, and, no obligation of Guarantor can be released or waived by Lender or any officer or agent of Lender, except by a writing signed by a duly authorized officer of Lender and bearing the seal of Lender. This Guaranty shall be irrevocable by Guarantor so long as the Loan Agreement shall remain in effect and until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Loan Documents have been completely performed.

     Any and all notices, elections, demands, requests and responses thereto permitted or required to be given under this Guaranty shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given and shall be effective upon being personally delivered, or upon being deposited in the United States mail, postage prepaid, certified with return receipt requested, to the party at the address of such party set forth below or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that the time period in which a response to any such notice, election, demand or request must be given shall commence on the date of receipt thereof; and provided further that no notice of change of address shall be effective until the date of

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

receipt thereof. Personal delivery to a party or to any officer, partner, agent or employee of such party at said address shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Any such notice, election, demand, request or response, if given to Lender, shall be addressed as follows:

                      EMPIRE FINANCIAL SERVICES, INC.
                           121 EXECUTIVE PARKWAY
                       MILLEDGEVILLE, GEORGIA 31061

and, if given to Guarantor, shall be addressed as follows:

                     SUBURBAN LODGES OF AMERICA, INC.
                     300 GALLERIA PKWY, NW, SUITE 1200
                          ATLANTA, GEORGIA 30339
                    ATTENTION: CHIEF FINANCIAL OFFICER
With copy to:
                     SUBURBAN LODGES OF AMERICA, INC.
                     300 GALLERIA PKWY, NW, SUITE 1200
                          ATLANTA, GEORGIA 30339
                      ATTENTION: CORPORATE SECRETARY

The provisions of this Guaranty shall be binding upon each Guarantor and his successors, successors-in-title, heirs, legal representatives and assigns and shall inure to the benefit of Lender, its successors, successors-in-title, heirs, legal representatives and assigns. This Guaranty shall in no event be impaired by any change which may arise by reason of the death of Borrower or Guarantor, if individuals, or by reason of the dissolution of Borrower or Guarantor, if Borrower or Guarantor is a corporation or partnership.

     As used herein, the terms "each Guarantor" and "any Guarantor" shall refer to the undersigned single Guarantor, or, if more than one, shall refer respectively to each or any separate member of the undersigned collective Guarantor. If more than one person or entity constitutes, collectively, Borrower, all of the foregoing provisions referring to Borrower shall be construed to refer to each such person or entity individually as well as collectively. For example, if there are two persons who are, collectively, Borrower, this Guaranty shall guarantee the full and prompt payment and performance of all obligations under the Loan Documents of Borrower, and of each of said two persons constituting Borrower.

     Each Guarantor has executed this Guaranty individually and not as a partner of Borrower or of any other member of Guarantor.

     If from any circumstances whatsoever fulfillment of any provisions of this Guaranty, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, so that in

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

no event shall any exaction be possible under this Guaranty that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity. The provisions of this paragraph shall control every other provision of this Guaranty.

     Any provisions of this Agreement to the contrary notwithstanding, Guarantor hereby waives Guarantor's right to reimbursement, contribution and subrogation with regard to any payments made by Guarantor pursuant to the terms of this Unconditional Guaranty of Payment and Performance. Guarantor further agrees to reimburse Lender for any payments made to Lender that Lender is required to pay over to Borrower's Trustee in a bankruptcy case or as a result of any other judicial proceeding.

     The Guaranty is assignable by Lender, and any full or partial assignment hereof by Lender shall operate to vest in the assignee all rights and powers herein conferred upon and granted to Lender and so assigned by Lender.

     IN WITNESS WHEREOF, Guarantor has executed this Guaranty under seal as of the 31st day of March, 1999.


                                 SUBURBAN LODGES OF AMERICA, INC. [SEAL]


                                 By: /s/ David Krischer

                                                Its: CEO/President

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

                       SCHEDULE OF OMITTED DOCUMENTS

The following documents are substantially the same as the foregoing exhibit except as indicated:

1. Unconditional Guaranty of Payment and Performance with respect to note for $3,000,000.

2. Unconditional Guaranty of Payment and Performance with respect to note for $3,250,000.



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